UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) April 5, 2021

ARES MANAGEMENT CORPORATION

(Exact name of registrant as specified in its charter)

Delaware	001-36429	80-0962035
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2000 Avenue of the Stars, 12th Floor, Los Angeles, CA	90067
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code (310) 201-4100

(Former name or former address, if changed since last report) Not applicable

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

 Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A Common Stock, par value $0.01 per share	ARES	New York Stock Exchange
7.00% Series A Preferred Stock, par value $0.01 per share	ARES.PRA	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01 Entry into a Material Definitive Agreement.

Share Purchase Agreement

On April 5, 2021, Ares Management Corporation (the “Company”) entered into a Share Purchase Agreement (the “Purchase Agreement”) with Sumitomo Mitsui Banking Corporation, an existing stockholder of the Company (the “Investor”). Pursuant to the Purchase Agreement, the Company agreed to issue and sell to the Investor approximately $250 million of the Company’s common stock (consisting of 3,489,911 shares of non-voting common stock $0.01 par value per share (the “non-voting common stock”) and 1,234,200 shares of Class A common stock $0.01 par value per share (the “Class A common stock”) (collectively, the “Shares”)) at a price per share equal to the public offering price of Class A common stock being offered pursuant to the Offering (as defined below), less underwriting discounts and commissions (the “Private Placement”). The Private Placement closed on April 8, 2021. The Purchase Agreement contains certain representations, warranties and agreements by the Company, conditions to closing and termination provisions. The Private Placement resulted in gross proceeds to the Company of approximately $250 million before deducting offering expenses.

The issuance of the Shares was made in accordance with the terms and subject to the conditions set forth in the Purchase Agreement, pursuant to an exemption from registration under Section 4(a)(2) of the Securities Act of 1933, as amended, and Rule 506 of Regulation D promulgated thereunder. The Investor made certain representations and warranties to the Company regarding, among other things, whether it is an accredited investor and its investment intent.

Underwriting Agreement

On April 6, 2021, the Company, Ares Holdings L.P. and Ares Holdco LLC entered into an underwriting agreement (the “Underwriting Agreement”) with Morgan Stanley & Co. LLC, RBC Capital Markets, LLC and SMBC Nikko Securities America, Inc. (the “Underwriters”) pursuant to which the Company agreed to issue and sell 10,925,000 shares of the Class A common stock (including 1,425,000 shares of Class A common stock sold pursuant to the exercise of the Underwriters' option to purchase up to 1,425,000 additional shares of Class A common stock) (collectively, the “Offering”). The Offering closed on April 8, 2021. The Underwriting Agreement contains certain customary representations, warranties and agreements by the Company, conditions to closing, indemnification rights and obligations of the parties and termination provisions. Pursuant to the Underwriting Agreement, the Company has agreed, subject to certain exceptions, not to sell or transfer any shares of Class A common stock or any securities convertible into or exercisable or exchangeable for Class A common stock for 45 days after April 6, 2021 without first obtaining the written consent of the Underwriters.

The Offering was made pursuant to a shelf registration statement on Form S-3 filed with the Securities and Exchange Commission on February 28, 2020 (Registration No. 333-236771), a base prospectus, dated February 28, 2020, included as part of the registration statement and a prospectus supplement, dated April 6, 2021 and filed with the Securities and Exchange Commission on April 7, 2021. The Underwriting Agreement is attached hereto as Exhibit 1.1 and is incorporated herein by reference. The foregoing description of the terms of the Underwriting Agreement is qualified in its entirety by reference to such exhibit.

The foregoing summaries of the Underwriting Agreement and Purchase Agreement do not purport to be complete and are qualified in their entirety by reference to the Underwriting Agreement and Purchase Agreement, which are filed as Exhibits 1.1 and 1.2, respectively, to this Current Report on Form 8-K and are incorporated herein by reference.

Item 3.02 Unregistered Sales of Equity Securities

The information contained in Item 1.01 above with respect to the Private Placement and the issuance of the Shares is incorporated into this Item 3.02 by reference.

Forward-Looking Statements

This current report on 8-K contains forward-looking statements within the meaning of the federal securities laws. You can identify these statements by the Company’s use of the words “assumes,” “believes,” “estimates,” “expects,” “guidance,” “intends,” “plans,” “projects,” and similar expressions that do not relate to historical matters. These statements are not guarantees of future performance, condition or results and involve a number of risks and uncertainties, including the ability of the Company to consummate the previously announced acquisition of Landmark Partners, LLC and its subsidiaries by a subsidiary of the Company, Ares Holdings L.P. and to effectively integrate the acquired business into the Company’s operations to achieve the expected benefits therefrom. You should exercise caution in interpreting and relying on forward-looking statements because they involve known and unknown risks, uncertainties, and other factors which are, in some cases, beyond the Company’s control and could materially affect actual results, performance, or achievements. For a further description of such factors, you should read the Company’s filings with the Securities and Exchange Commission. The Company does not undertake any obligation to update or revise any forward-looking statement, whether as a result of new information, future events, or otherwise.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

Exhibit Number	Description
1.1	Underwriting Agreement, dated April 6, 2021, among Ares Management Corporation, Ares Holdings L.P., Ares Holdco LLC, and Morgan Stanley & Co. LLC, RBC Capital Markets, LLC and SMBC Nikko Securities America, Inc.*

1.2	Share Purchase Agreement, dated April 5, 2021, by and between Ares Management Corporation and Sumitomo Mitsui Banking Corporation*

5.1	Opinion of Kirkland & Ellis LLP

23.1	Consent of Kirkland & Ellis LLP (included in Exhibit 5.1)

99.1	Information Related to Item 14 of the Registration Statement on Form S-3 (Registration No. 333-236771)

101.INS*	XBRL Instance Document - the instance document does not appear in the Interactive Data File because its XBRL tags are embedded within the Inline XBRL document

104	Cover Page Interactive Data File - the cover page XBRL tags are embedded within the Inline XBRL document

*	Certain exhibits to this agreement have been omitted pursuant to Item 601(a)(5) of Regulation S-K. The Company hereby undertakes to furnish supplemental copies of any of the omitted exhibits upon request by the U.S. Securities and Exchange Commission.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ARES MANAGEMENT CORPORATION

Dated: April 8, 2021
	By:	/s/ Michael R. McFerran
	Name:	Michael R. McFerran
	Title:	Chief Operating Officer and Chief Financial Officer